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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


July 15, 2004
-------------
(Date of earliest event reported)

                       GREATER ATLANTIC FINANCIAL CORP.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


        0-26467                                                54-1873112
------------------------                                       ----------
(Commission File Number)                                      (IRS Employer
                                                         Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia                20191
                                                                     -----
(Address of Principal Executive Offices)                          (Zip Code)


                                 (703) 391-1300)
                                 ---------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
        -----------------------------------------

On July 15, 2004, Greater Atlantic Financial Corp. (the "Company") issued a press release announcing that the Company's subsidiary Bank has entered into definitive agreements for the sale of two branch offices. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

Exhibit 99.1  Press Release dated July 15, 2004.





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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREATER ATLANTIC FINANCIAL CORP.


Date: July 19, 2004           By:  /s/ Carroll E. Amos
      -------------                -------------------------------------------
                                   Carroll E. Amos, President and Chief
                                   Executive Officer

Date: July 19, 2004           By:  /s/ David E. Ritter
      -------------                -------------------------------------------
                                   David E. Ritter, Senior Vice President and
                                   Chief Financial Officer